SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 8, 2002



                   CONTINENTAL INFORMATION SYSTEMS CORPORATION
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)



          New York                     0-25104                    16-0956508
          --------                     -------                    ----------
State or other jurisdiction          Commission                  IRS Employer
     of incorporation                File Number              Identification No.


      50 Battery Place, Suite 7F
          New York, New York                                        10280
--------------------------------------                              -----
Address of principal executive offices                             Zip Code


                                 (212) 945-2080
                                 --------------
               Registrant's Telephone Number, Including Area Code


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CONTINENTAL INFORMATION SYSTEMS CORPORATION

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Item 5.  Other Events
         ------------

               Legal Proceedings
               -----------------

               Continental Information Systems Corporation (the "Company") today announced that judgment was entered in its favor dismissing the lawsuit filed against the Company by Dallas Aerospace, Inc. in the Southern District of New York. Dallas Aerospace has thirty days to appeal this judgment.



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CONTINENTAL INFORMATION SYSTEMS CORPORATION

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CONTINENTAL INFORMATION SYSTEMS CORPORATION


Date: November 8, 2002            By:     /s/Jonah M. Meer
                                          --------------------------------------
                                  Name:   Jonah M. Meer
                                  Title:  Chief Executive Officer, Chief
                                          Operating Officer, Chief Financial
                                          Officer and Director



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